Exhibit 99.2

Supplemental Operating and Financial Data

Third Quarter 2016

Corporate Headquarters                                Investor Relations
Two North Riverside Plaza                                Sarah Byrnes
Suite 2100                                        (312) 646-2801
Chicago, IL 60606                                    ir@eqcre.com
(312) 646-2800                                        www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Additional Income Statement Information	8
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	9
Same Property Results of Operations	10
Calculation of EBITDA and Adjusted EBITDA	11
Calculation of Funds from Operations (FFO) and Normalized FFO	12
Debt Summary	13
Debt Maturity Schedule	14
Leverage Ratios, Coverage Ratios and Public Debt Covenants	15
Acquisitions and Dispositions	16

Portfolio Information
Top Properties by Annualized Rental Revenue	17
Leasing Summary	18
Same Property Leasing Summary	19
Occupancy and Leasing Analysis	20
Capital Summary - Expenditures & Leasing Commitments	21
Tenants Representing 1% or More of Annualized Rental Revenue	22
Same Property Lease Expiration Schedule	23
Property Detail	24
Disposed Property Detail	26

Additional Support
Common & Potential Common Shares	27
Definitions	28

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations and anticipated market conditions are forward-looking statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is an internally managed and self-advised real estate investment trust (REIT) with commercial office properties throughout the United States.

Same Property Statistics
No. of		%
Properties	Sq. Feet	Leased
37	16,710	91.2%

Senior Unsecured Debt Ratings	NYSE Trading Symbols
Moody's: Baa3	Common Stock: EQC
Standard & Poor's: BBB-	Preferred Stock Series D: EQCPD
5.75% Senior Notes due 2042: EQCO

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star
Edward A. Glickman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President,
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
JMP Securities	Mitch Germain	(212) 906-3546	mgermain@jmpsecurities.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com

Debt Research Coverage (1)
Credit Suisse	John Giordano	(212) 538-4935	john.giordano@credit-suisse.com
J.P.Morgan	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com
Wells Fargo Securities	Thierry Perrein	(704) 410-3262	thierry.perrein@wellsfargo.com

Rating Agencies (1)
Moody's Investors Service	Lori Marks	(212) 553-1098	lori.marks@moodys.com
Standard & Poor's	Anita Ogbara	(212) 438-5077	anita.ogbara@standardandpoors.com

Certain terms are defined in the definitions section of this document.

(1)
Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA
(amounts in thousands, except per share data)

	As of and for the Three Months Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
OPERATING INFORMATION
Ending property count (1)	37	45	60	65	67
Ending square footage (1)(2)	16,710	20,675	23,037	23,952	25,258
Percent leased (1)	91.2%	90.3%	91.4%	91.4%	91.9%
Total revenues	$114,632	$145,367	$137,135	$138,934	$159,208
Net income	86,388	87,844	46,402	43,145	30,466
Net income attributable to EQC common shareholders	84,391	71,254	39,421	36,164	23,485
NOI	65,319	93,974	79,877	75,114	85,637
Cash Basis NOI	61,422	74,809	76,856	74,543	84,743
Adjusted EBITDA	54,917	84,036	69,634	64,755	75,697
NOI margin	57.0%	64.6%	58.2%	54.1%	53.8%
Cash Basis NOI margin	55.5%	59.3%	57.3%	53.9%	53.5%
FFO attributable to EQC common shareholders	31,129	45,679	38,799	31,839	24,214
Normalized FFO attributable to EQC common shareholders	28,919	53,591	37,314	34,439	46,383
SHARES OUTSTANDING AND PER SHARE DATA (3)
Shares Outstanding at End of Period
Common stock outstanding - basic (includes unvested restricted shares)	125,533	125,533	125,503	126,350	126,350
Dilutive restricted share units ("RSU"s) (3)	1,035	1,429	1,754	1,143	1,139
Dilutive Series D Convertible Preferred Shares outstanding(4)	—	—	—	—	—
Preferred Stock outstanding (4) (5)	4,915	4,915	15,915	15,915	15,915
Weighted Average Shares Outstanding
Weighted average common shares outstanding - basic	125,533	125,508	125,840	126,350	128,739
Weighted average common shares outstanding - diluted	126,568	126,937	127,522	127,493	129,878
Net income attributable to EQC common shareholders - basic	$0.67	$0.57	$0.31	$0.29	$0.18
Net income attributable to EQC common shareholders - diluted	0.67	0.56	0.31	0.28	0.18
Normalized FFO attributable to EQC common shareholders - diluted	0.23	0.42	0.29	0.27	0.36
BALANCE SHEET
Total assets	$4,965,767	$4,911,775	$5,103,149	$5,231,164	$5,310,063
Total liabilities	1,676,727	1,713,137	1,715,778	1,862,677	1,982,855
ENTERPRISE VALUE
Total debt (book value)	$1,557,260	$1,557,557	$1,557,839	$1,697,116	$1,813,893
Less: Cash and cash equivalents	(2,405,174)	(1,772,337)	(1,742,128)	(1,802,729)	(1,649,162)
Plus: Market value of preferred shares (at end of period)	133,202	128,434	402,991	403,792	400,702
Plus: Market value of diluted common shares (at end of period)	3,824,864	3,698,408	3,591,179	3,535,381	3,472,798
Total enterprise value	$3,110,152	$3,612,062	$3,809,881	$3,833,560	$4,038,231
RATIOS
Net debt / enterprise value	(27.3)%	(5.9)%	(4.8)%	(2.8)%	4.1%
Net debt / annualized adjusted EBITDA (6)	(3.9)x	(0.6)x	(0.7)x	(0.4)x	0.5x
Adjusted EBITDA (6) / interest expense	2.6x	3.9x	3.1x	2.7x	3.0x

(1)	Excludes properties classified as held for sale.
(2)	Changes in total square footage result from remeasurement and property dispositions.
(3)
We grant restricted share units ("RSU"s) to certain employees, officers, and the Chairman of the Board of Trustees. The RSUs contain both service and market-based vesting components. None of the RSUs have vested. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and their impact on weighted average shares outstanding.

(4)
As of September 30, 2016, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. We exclude these shares from dilutive shares outstanding on September 30, 2016, given this conversion ratio relative to our current common stock price. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.

(5)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date).

(6)	Refer to the Calculation of EBITDA and Adjusted EBITDA for a reconciliation of these measures to Net income.

CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	September 30, 2016	December 31, 2015
ASSETS
Real estate properties:
Land	$293,225	$389,410
Buildings and improvements	2,642,588	3,497,942
	2,935,813	3,887,352
Accumulated depreciation	(751,882)	(898,939)
	2,183,931	2,988,413
Properties held for sale	13,463	—
Acquired real estate leases, net	52,017	88,760
Cash and cash equivalents	2,405,174	1,802,729
Restricted cash	36,755	32,245
Rents receivable, net of allowance for doubtful accounts of $4,515 and $7,715, respectively	150,728	174,676
Other assets, net	123,699	144,341
Total assets	$4,965,767	$5,231,164

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$—	$—
Senior unsecured debt, net	1,313,267	1,450,606
Mortgage notes payable, net	243,993	246,510
Liabilities related to properties held for sale	667	—
Accounts payable and accrued expenses	87,003	123,587
Assumed real estate lease obligations, net	2,140	4,296
Rent collected in advance	21,529	27,340
Security deposits	8,128	10,338
Total liabilities	$1,676,727	$1,862,677

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6 1/2% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Series E preferred shares; 7 1/4% cumulative redeemable on or after May 15, 2016; 0 and 11,000,000 shares issued and outstanding, respectively, aggregate liquidation preference $0 and $275,000, respectively	—	265,391
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 125,532,523 and 126,349,914 shares issued and outstanding, respectively	1,255	1,263
Additional paid in capital	4,402,927	4,414,611
Cumulative net income	2,554,343	2,333,709
Cumulative other comprehensive loss	(1,117)	(3,687)
Cumulative common distributions	(3,111,868)	(3,111,868)
Cumulative preferred distributions	(675,763)	(650,195)
Total shareholders’ equity	$3,289,040	$3,368,487
Total liabilities and shareholders’ equity	$4,965,767	$5,231,164

ADDITIONAL BALANCE SHEET INFORMATION
(amounts in thousands)

	September 30, 2016	December 31, 2015
Additional Balance Sheet Information

Straight-line rents receivable, net of allowance for doubtful accounts	$142,606	$157,600
Accounts receivable, net of allowance for doubtful accounts	8,122	17,076
Rents receivable, net of allowance for doubtful accounts	$150,728	$174,676

Capitalized lease incentives, net	$7,299	$9,124
Deferred financing fees, net	3,768	4,980
Deferred leasing costs, net	88,324	110,228
Other	24,308	20,009
Other assets, net	$123,699	$144,341

Accounts payable	$4,898	$5,321
Accrued interest	12,792	19,971
Accrued taxes	22,508	36,724
Accrued capital expenditures	18,278	21,136
Accrued leasing costs	2,997	802
Other accrued liabilities	25,530	39,633
Accounts payable and accrued expenses	$87,003	$123,587

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Revenues:
Rental income	$92,722	$125,459	$324,345	$457,128
Tenant reimbursements and other income	21,910	33,749	72,789	118,829
Total revenues	$114,632	$159,208	$397,134	$575,957

Expenses:
Operating expenses	$49,313	$73,571	$157,964	$261,128
Depreciation and amortization	29,184	40,522	102,766	156,858
General and administrative	13,277	16,249	38,766	43,718
Loss on asset impairment	—	—	43,736	17,162
Total expenses	$91,774	$130,342	$343,232	$478,866

Operating income	$22,858	$28,866	$53,902	$97,091

Interest and other income	3,013	637	7,184	4,813
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $948, $171, $2,880 and $23, respectively)	(21,427)	(25,111)	(65,074)	(82,926)
(Loss) gain on early extinguishment of debt	—	(3,887)	(118)	6,111
Foreign currency exchange loss	—	(9,809)	(5)	(8,953)
Gain on sale of properties	82,169	39,793	225,210	42,953
Income before income taxes	86,613	30,489	221,099	59,089
Income tax expense	(225)	(23)	(465)	(2,377)
Net income	$86,388	$30,466	$220,634	$56,712
Preferred distributions	(1,997)	(6,981)	(15,959)	(20,943)
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	—	(9,609)	—
Net income attributable to Equity Commonwealth common shareholders	$84,391	$23,485	$195,066	$35,769

Weighted average common shares outstanding — basic (2)	125,533	128,739	125,627	129,386
Weighted average common shares outstanding — diluted (2)	126,568	129,878	127,009	130,093

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$0.67	$0.18	$1.55	$0.28
Diluted	$0.67	$0.18	$1.54	$0.27

(1)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, for a total of $275.0 million, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date). We recorded $9.6 million related to the excess fair value of consideration paid over the carrying value of the preferred shares as a reduction to net income attributable to Equity Commonwealth common shareholders for the nine months ended September 30, 2016.

(2)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

ADDITIONAL INCOME STATEMENT INFORMATION
(amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015

Additional Income Statement Information
Non-recurring general and administrative
Shareholder litigation and transition related expenses (1)	$(138)	$5,474	$999	$8,731
Transition services fee paid to RMR (2)	—	198	—	2,613

Gain on sale of properties
Gain excluding reclassification of accumulated foreign currency translation adjustment	$82,169	$39,793	$225,210	$106,160
Reclassification of accumulated foreign currency translation adjustment	—	—	—	(63,207)
Total gain on sale of properties	$82,169	$39,793	$225,210	$42,953

(1)
Shareholder litigation and transition related expenses within general and administrative for the three and nine months ended September 30, 2016 is primarily related to the shareholder-approved liability for the reimbursement of expenses incurred by Related/Corvex since February 2013 in connection with their consent solicitations to remove the former Trustees, elect the new Board of Trustees and engage in related litigation. Approximately $16.7 million was reimbursed to Related/Corvex during 2014, and in August 2016 and 2015, we reimbursed $8.2 million and $8.4 million, respectively, to Related/Corvex under the terms of the shareholder-approved agreement. As of September 30, 2016, there is no future obligation to pay any amounts under the shareholder-approved agreement to Related/Corvex. No shareholder litigation related expenses were incurred during 2016.

(2)	Amounts represent general and administrative expenses under our now-terminated business management agreement with our former manager.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental income	$92,722	$125,459	$324,345	$457,128
Tenant reimbursements and other income	21,910	33,749	72,789	118,829
Operating expenses	(49,313)	(73,571)	(157,964)	(261,128)
NOI	$65,319	$85,637	$239,170	$314,829
Straight line rent adjustments	(2,954)	(1,901)	(12,384)	(3,584)
Lease value amortization	882	2,766	5,870	6,033
Lease termination fees	(1,825)	(1,759)	(19,569)	(7,875)
Cash Basis NOI	$61,422	$84,743	$213,087	$309,403
Cash Basis NOI from non-same properties (1)	(5,866)	(29,142)	(44,264)	(134,062)
Same Property Cash Basis NOI	$55,556	$55,601	$168,823	$175,341
Non-cash rental income and lease termination fees from same properties	2,393	411	10,554	(1,007)
Same Property NOI	$57,949	$56,012	$179,377	$174,334

Reconciliation of Same Property NOI to GAAP Operating Income:
Same Property NOI	$57,949	$56,012	$179,377	$174,334
Non-cash rental income and lease termination fees from same properties	(2,393)	(411)	(10,554)	1,007
Same Property Cash Basis NOI	$55,556	$55,601	$168,823	$175,341
Cash Basis NOI from non-same properties (1)	5,866	29,142	44,264	134,062
Cash Basis NOI	$61,422	$84,743	$213,087	$309,403
Straight line rent adjustments	2,954	1,901	12,384	3,584
Lease value amortization	(882)	(2,766)	(5,870)	(6,033)
Lease termination fees	1,825	1,759	19,569	7,875
NOI	$65,319	$85,637	$239,170	$314,829
Depreciation and amortization	(29,184)	(40,522)	(102,766)	(156,858)
General and administrative	(13,277)	(16,249)	(38,766)	(43,718)
Loss on asset impairment	—	—	(43,736)	(17,162)
Operating Income	$22,858	$28,866	$53,902	$97,091

(1)	Cash Basis NOI from non-same properties for all periods presented includes the operations of properties disposed or classified as held for sale.

SAME PROPERTY RESULTS OF OPERATIONS
(dollars and square feet in thousands)

	As of and for the Three Months Ended September 30,			As of and for the Nine Months Ended September 30,
	2016	2015	% Change	2016	2015	% Change
Properties	37	37		37	37
Square Feet(1)	16,710	16,635		16,710	16,635
% Leased	91.2%	92.5%	(1.3)%	91.2%	92.5%	(1.3)%

Rents, tenant reimbursements and other income	$97,964	$97,831	0.1%	$289,307	$297,411	(2.7)%
Straight line rent adjustment	3,036	1,092		11,861	(1,076)
Lease value amortization	(708)	(1,674)		(2,071)	(3,395)
Lease termination fees	65	993		764	3,464
Total revenue	100,357	98,242	2.2%	299,861	296,404	1.2%
Operating expenses	(42,408)	(42,230)	0.4%	(120,484)	(122,070)	(1.3)%
NOI	$57,949	$56,012	3.5%	$179,377	$174,334	2.9%
NOI Margin	57.7%	57.0%		59.8%	58.8%

Straight line rent adjustment	$(3,036)	$(1,092)		$(11,861)	$1,076
Lease value amortization	708	1,674		2,071	3,395
Lease termination fees	(65)	(993)		(764)	(3,464)
Cash Basis NOI	$55,556	$55,601	(0.1)%	168,823	175,341	(3.7)%
Cash Basis NOI Margin	56.7%	56.8%		58.4%	59.0%

(1)	The change in total square footage results from remeasurement.

CALCULATION OF EBITDA AND ADJUSTED EBITDA
(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Net income	$86,388	$30,466	$220,634	$56,712
Interest expense	21,427	25,111	65,074	82,926
Income tax expense	225	23	465	2,377
Depreciation and amortization	29,184	40,522	102,766	156,858
EBITDA	$137,224	$96,122	$388,939	$298,873
Loss on asset impairment	—	—	43,736	17,162
Loss (gain) on early extinguishment of debt	—	3,887	118	(6,111)
Shareholder litigation costs and transition-related expenses	(138)	5,474	999	8,731
Transition services fee	—	198	—	2,613
Gain on sale of properties	(82,169)	(39,793)	(225,210)	(42,953)
Foreign currency exchange loss	—	9,809	5	8,953
Adjusted EBITDA	$54,917	$75,697	$208,587	$287,268

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Calculation of FFO
Net income	$86,388	$30,466	$220,634	$56,712
Real estate depreciation and amortization	28,907	40,522	102,015	156,858
Loss on asset impairment	—	—	43,736	17,162
Gain on sale of properties	(82,169)	(39,793)	(225,210)	(42,953)
FFO attributable to Equity Commonwealth	33,126	31,195	141,175	187,779
Preferred distributions	(1,997)	(6,981)	(15,959)	(20,943)
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	—	(9,609)	—
FFO attributable to EQC Common Shareholders	$31,129	$24,214	$115,607	$166,836

Calculation of Normalized FFO
FFO attributable to EQC common shareholders	$31,129	$24,214	$115,607	$166,836
Lease value amortization	882	2,766	5,870	6,033
Straight line rent adjustments	(2,954)	(1,901)	(12,384)	(3,584)
Loss (gain) on early extinguishment of debt	—	3,887	118	(6,111)
Minimum cash rent from direct financing lease (2)	—	2,032	—	6,096
Interest earned from direct financing lease	—	(96)	—	(356)
Shareholder litigation and transition related expenses (3)	(138)	5,474	999	8,731
Transition services fee	—	198	—	2,613
Gain on sale of securities	—	—	—	(3,080)
Foreign currency exchange loss	—	9,809	5	8,953
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	—	9,609	—
Normalized FFO attributable to EQC Common Shareholders	$28,919	$46,383	$119,824	$186,131

Weighted average common shares outstanding -- basic (4)	125,533	128,739	125,627	129,386
Weighted average common shares outstanding -- diluted (4)	126,568	129,878	127,009	130,093
FFO attributable to EQC common shareholders per share -- basic	$0.25	$0.19	$0.92	$1.29
FFO attributable to EQC common shareholders per share -- diluted	$0.25	$0.19	$0.91	$1.28
Normalized FFO attributable to EQC common shareholders per share -- basic	$0.23	$0.36	$0.95	$1.44
Normalized FFO attributable to EQC common shareholders per share -- diluted	$0.23	$0.36	$0.94	$1.43

(1)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, for a total of $275.0 million, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date). We recorded $9.6 million related to the excess fair value of consideration paid over the carrying value of the preferred shares as a reduction to FFO attributable to Equity Commonwealth common shareholders for the nine months ended September 30, 2016.

(2)
Amounts relate to contractual cash payments (including management fees) from one tenant at Arizona Center. Arizona Center was sold during the fourth quarter of 2015. Our calculation of Normalized FFO reflects the cash payments received from this tenant. The terms of this tenant's lease required us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $104 and $379 for the three and nine months ended September 30, 2015, respectively.

(3)
Refer to the Additional Income Statement Information for a discussion of expenses related to the shareholder-approved Related/Corvex consent solicitation liability. No shareholder litigation related expenses were incurred during 2016.

(4)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

DEBT SUMMARY
As of September 30, 2016
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Open at Par Date	Due at Maturity	Years to Maturity
Unsecured Debt:
Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 125 bps) (1)	1.78%	$—	1/28/2019	Open	$—	2.3
Term loan (LIBOR + 140 bps) (2)	1.93%	200,000	1/28/2020	Open	200,000	3.3
Term loan (LIBOR + 180 bps) (2)	2.33%	200,000	1/28/2022	Open	200,000	5.3
Total / weighted average unsecured floating rate debt	2.13%	$400,000			$400,000	4.3

Unsecured Fixed Rate Debt:
6.25% Senior Unsecured Notes Due 2017 (3)	6.25%	250,000	6/15/2017	12/15/2016	250,000	0.7
6.65% Senior Unsecured Notes Due 2018	6.65%	250,000	1/15/2018	7/15/2017	250,000	1.3
5.875% Senior Unsecured Notes Due 2020	5.88%	250,000	9/15/2020	3/15/2020	250,000	4.0
5.75% Senior Unsecured Notes Due 2042	5.75%	175,000	8/1/2042	8/1/2017	175,000	25.9
Total / weighted average unsecured fixed rate debt	6.16%	$925,000			$925,000	6.5

Secured Debt:
Secured Fixed Rate Debt:
Parkshore Plaza	5.67%	41,275	5/1/2017	12/1/2016	41,275	0.6
1735 Market Street (4)	5.66%	168,103	12/2/2019	12/1/2016	160,710	3.2
206 East 9th Street	5.69%	27,164	1/5/2021	7/5/2020	24,836	4.3
33 Stiles Lane	6.75%	2,510	3/1/2022	12/1/2021	—	5.4
97 Newberry Road	5.71%	6,024	3/1/2026	None	—	9.4
Total / weighted average secured fixed rate debt	5.68%	$245,076			$226,821	3.1

Total / weighted average (5)	5.06%	$1,570,076			$1,551,821	5.4

(1)
Represents amounts outstanding on EQC's $750,000 revolving credit facility as of September 30, 2016. The interest rate presented is as of September 30, 2016, and equals LIBOR plus 1.25%. We also pay a 25 basis point facility fee annually. The spread over LIBOR and the facility fee vary depending upon EQC's credit rating.

(2)
Represents amounts outstanding on EQC's term loans as of September 30, 2016. The interest rate presented is as of September 30, 2016, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(3)
On November 1, 2016, we delivered notice of our intent to redeem at par our $250 million 6.25% senior unsecured notes due 2017 on December 15, 2016.  The notes will be redeemed for cash at a price equal to 100% of the principal amount of the notes plus any accrued and unpaid interest up to, but excluding, the redemption date.

(4)
Interest is payable at a rate equal to LIBOR plus 2.625% but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until December 1, 2016. The open at par date in the table above reflects the swap expiration date, as the debt at 1735 Market Street is otherwise open for repayment.

(5)
Total debt outstanding as of September 30, 2016, including net unamortized premiums, discounts, and deferred financing fees was $1,557,260. Net unamortized deferred financing fees related to our revolving credit facility of $3,768 are included in other assets, net on our condensed consolidated balance sheets as of September 30, 2016.

DEBT MATURITY SCHEDULE
(dollars in thousands)

Scheduled Payments During Period
Year	Unsecured Floating Rate Debt		Unsecured Fixed Rate Debt		Secured Fixed Rate Debt		Total		Weighted Average Interest Rate
2016	$—		$—		$860		$860		5.8%
2017	—		250,000	(1)	44,865		294,865		6.2%
2018	—		250,000		3,847		253,847		6.6%
2019	—		—		164,613	(2)	164,613		5.7%
2020	200,000	(3)	250,000		1,674		451,674		4.1%
2021	—		—		25,982		25,982		5.7%
2022	200,000	(3)	—		799		200,799		2.3%
2023	—		—		702		702		5.7%
2024	—		—		743		743		5.7%
2025	—		—		787		787		5.7%
Thereafter	—		175,000		204		175,204		5.7%
Total	$400,000		$925,000		$245,076		$1,570,076	(4)	5.1%

Percent	25.5%		58.9%		15.6%		100.0%

(1)
On November 1, 2016, we delivered notice of our intent to redeem at par our $250 million 6.25% senior unsecured notes due 2017 on December 15, 2016.  The notes will be redeemed for cash at a price equal to 100% of the principal amount of the notes plus any accrued and unpaid interest up to, but excluding, the redemption date.

(2)	Interest is payable at a rate equal to LIBOR plus 2.625% but has been fixed by a cash flow hedge, which sets the rate at approximately 5.66% until December 1, 2016.
(3)
Represents amounts outstanding on EQC's term loans as of September 30, 2016. The interest rate presented is as of September 30, 2016, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(4)
Total debt outstanding as of September 30, 2016, including net unamortized premiums, discounts, and deferred financing fees was $1,557,260. Net unamortized deferred financing fees related to our revolving credit facility of $3,768 are included in other assets, net on our condensed consolidated balance sheets as of September 30, 2016.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS
(dollars in thousands)

	As of and for the Three Months Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Leverage Ratios
Total debt / total assets	31.4%	31.7%	30.5%	32.4%	34.2%
Total debt / total market capitalization	28.2%	28.9%	28.1%	30.1%	31.9%
Total debt + preferred stock / total market capitalization	30.7%	31.3%	35.3%	37.3%	38.9%
Total debt / annualized adjusted EBITDA (1)	7.1x	4.6x	5.6x	6.6x	6.0x
Total debt + preferred stock / annualized adjusted EBITDA (1)	7.7x	5.0x	7.0x	8.1x	7.3x
Net debt / enterprise value	(27.3)%	(5.9)%	(4.8)%	(2.8)%	4.1%
Net debt + preferred stock / enterprise value	(23.0)%	(2.4)%	5.7%	7.8%	14.0%
Net debt / annualized adjusted EBITDA (1)	(3.9)x	(0.6)x	(0.7)x	(0.4)x	0.5x
Net debt + preferred stock / annualized adjusted EBITDA (1)	(3.3)x	(0.3)x	0.8x	1.2x	1.9x
Secured debt / total assets	4.9%	5.0%	4.8%	4.7%	6.9%
Variable rate debt (2) / total debt	25.7%	25.7%	25.7%	23.6%	22.1%
Variable rate debt (2) / total assets	8.1%	8.1%	7.8%	7.6%	7.5%

Coverage Ratios
Adjusted EBITDA / interest expense (1)	2.6x	3.9x	3.1x	2.7x	3.0x
Adjusted EBITDA / interest expense + preferred distributions (1)	2.3x	3.0x	2.4x	2.1x	2.4x

Public Debt Covenants
Debt / adjusted total assets (3) (maximum 60%)	27.6%	27.2%	26.4%	27.9%	29.5%
Secured debt / adjusted total assets (3) (maximum 40%)	4.3%	4.3%	4.1%	4.0%	5.9%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.3x	3.0x	3.1x	2.9x	3.1x
Total unencumbered assets (3) / unsecured debt (minimum 150% / 200%)	392.0%	399.2%	412.7%	386.9%	378.3%

(1)	Refer to the Calculation of EBITDA and Adjusted EBITDA for a reconciliation of these measures to Net income.
(2)	We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.
(3)
Adjusted total assets and total unencumbered assets includes original cost of real estate assets plus capital improvements, both calculated in accordance with GAAP, and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

ACQUISITIONS AND DISPOSITIONS
(dollars in thousands)

Acquisitions
None

Dispositions
Property/Portfolio	City	State	No. of Properties	Sq. Feet (1)	% Leased(1)	Gross Sales Price		Net Book Value (1)	Annualized Rental Revenue (1)
Executive Park	Atlanta	GA	1	427,443	72.8%	$50,865		$29,365	$4,990
3330 N Washington Blvd	Arlington	VA	1	55,719	15.3%	11,250		5,519	273
111 East Kilbourn Avenue	Milwaukee	WI	1	373,669	81.1%	60,500		44,577	8,169
Total Q1 Dispositions			3	856,831	72.7%	$122,615		$79,461	$13,432

633 Ahua Street	Honolulu	HI	1	93,141	81.5%	$29,000		$12,545	$1,808
1525 Locust Street	Philadelphia	PA	1	98,009	95.4%	17,700		7,024	2,337
Downtown Austin Portfolio	Austin	TX	2	115,540	89.9%	32,600		10,835	3,094
Lakewood on the Park	Austin	TX	1	180,558	84.1%	37,100		22,371	3,516
Leased Land (Vineyards)	Gonzalez	CA	1	—	—%	48,450		28,957	2,965
9110 East Nichols Avenue	Centennial	CO	1	143,958	99.8%	17,200		13,711	2,433
Movie Theaters	Multiple	Multi.	6	551,960	100.0%	109,100		62,082	7,751
Total Q2 Dispositions			13	1,183,166	94.7%	$291,150		$157,525	$23,904

111 River Street	Hoboken	NJ	1	566,215	100.0%	$235,000	(2)	$115,428	$23,440
South Carolina Industrial Portfolio	Multiple	SC	3	803,687	100.0%	30,000		20,871	2,952
Sky Park Centre	San Diego	CA	1	63,485	100.0%	13,700		6,385	1,429
Raintree Industrial Park	Solon	OH	1	563,182	81.2%	11,500		11,259	2,066
8701 N Mopac	Austin	TX	1	121,901	79.1%	21,500		11,907	2,290
Midwest Portfolio	Multiple	Multi.	4	3,064,224	86.5%	416,900	(3)	355,125	58,987
Total Q3 Dispositions			11	5,182,694	89.5%	$728,600		$520,975	$91,164

Total Disposed Year-to-Date			27	7,222,691	88.4%	$1,142,365		$757,961	$128,500
The dispositions above resulted in a gain on sale of properties of $82.2 million and $225.2 million for the three and nine months ended September 30, 2016, respectively.

(1)	As of the quarter-ended preceding each sale.
(2)	Property sale represented a leasehold interest. Proceeds from the sale of 111 River Street, after credits for contractual lease costs, were $210.8 million.
(3)	Proceeds from the sale of the Midwest Portfolio, after credits for rent abatements and contractual lease costs, were $376.2 million.

TOP PROPERTIES BY ANNUALIZED RENTAL REVENUE (1)
As of September 30, 2016
(sorted by annualized rental revenue, dollars in thousands)

Property		City	State	No. of Buildings	Square Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	600 West Chicago Avenue	Chicago	IL	2	1,511,849	98.6%	$47,345	$390,796	$347,894	2011	2001
2	1500 Market Street	Philadelphia	PA	1	1,773,967	91.8%	38,047	298,506	212,560	2002	1974
3	1735 Market Street	Philadelphia	PA	1	1,290,678	66.8%	27,409	301,048	183,848	1998	1990
4	1225 Seventeenth Street	Denver	CO	1	672,465	91.1%	23,156	156,641	131,810	2009	1982
5	1600 Market Street	Philadelphia	PA	1	825,968	85.9%	20,629	134,648	76,236	1998	1983
6	333 108th Avenue NE	Bellevue	WA	1	440,565	100.0%	20,452	153,067	128,186	2009	2008
7	8750 Bryn Mawr Avenue	Chicago	IL	2	631,518	97.4%	16,962	92,512	78,793	2010	2005
8	6600 North Military Trail	Boca Raton	FL	3	639,830	100.0%	16,577	145,808	127,149	2011	2008
9	111 Market Place	Baltimore	MD	1	569,617	98.9%	12,381	77,832	51,173	2003	1990
10	Bridgepoint Square	Austin	TX	5	440,007	92.8%	12,118	89,724	50,655	1997	1995
11	Foster Plaza	Pittsburgh	PA	8	727,365	85.4%	11,847	76,590	55,467	2005	1993
12	Research Park	Austin	TX	4	1,110,007	98.0%	11,709	90,642	59,030	1998	1976
13	109 Brookline Avenue	Boston	MA	1	285,556	99.7%	10,696	46,731	26,935	1995	1915
14	East Eisenhower Parkway	Ann Arbor	MI	2	410,464	94.8%	10,558	56,181	48,339	2010	2006
15	1601 Dry Creek Drive	Longmont	CO	1	552,865	97.0%	8,761	34,305	24,510	2004	1982
	Subtotal (15 properties)			34	11,882,721	91.6%	$288,647	$2,145,031	$1,602,585
	All other properties (22 properties)			33	4,827,477	90.2%	88,395	790,782	581,346
	Total (37 properties)			67	16,710,198	91.2%	$377,042	$2,935,813	$2,183,931

	Same Property NOI & Cash Basis NOI Composition			Q3 2016 NOI	% of NOI	Q3 2016 Cash Basis NOI	% of Cash Basis NOI
	Top 15 Properties			$43,183	74.5%	$40,777	73.4%
	All other properties (22 properties)			14,766	25.5%	14,779	26.6%
	Total (37 properties)			$57,949	100.0%	$55,556	100.0%

(1)	Excludes properties classified as held for sale.
(2)	Weighted based on square feet.

LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Properties (1)	37	45	60	65	67
Total square feet (1)(2)	16,710	20,675	23,037	23,952	25,258
Percentage leased	91.2%	90.3%	91.4%	91.4%	91.9%

Total Leasing Activity
Square feet	237	802	1,853	984	1,384
Lease term (years)	7.4	8.4	7.8	6.7	6.3
Starting cash rent	$27.30	$25.73	$29.48	$24.57	$29.89
Percent change in cash rent (3)	(5.8)%	(3.7)%	(1.3)%	5.6%	3.2%
Percent change in GAAP rent (3)	9.0%	6.9%	11.2%	15.5%	9.1%
Total TI & LC per square foot (4)	$47.06	$48.85	$25.44	$38.44	$39.35
Total TI & LC per sq. ft. per year of lease term (4)	$6.37	$5.84	$3.27	$5.74	$6.22

Renewal Leases
Square feet	46	307	1,569	585	955
Lease term (years)	4.9	5.5	7.4	4.0	5.0
Starting cash rent	$37.91	$23.56	$28.92	$23.58	$28.95
Percent change in cash rent (3)	14.6%	(1.0)%	0.3%	5.4%	3.1%
Percent change in GAAP rent (3)	24.2%	9.3%	13.2%	15.3%	8.5%
Total TI & LC per square foot (4)	$24.26	$18.68	$17.33	$15.13	$29.74
Total TI & LC per sq. ft. per year of lease term (4)	$4.93	$3.42	$2.33	$3.81	$5.89

New Leases
Square feet	191	495	284	399	429
Lease term (years)	8.0	10.2	9.7	10.7	9.2
Starting cash rent	$24.76	$27.08	$32.55	$26.03	$31.98
Percent change in cash rent (3)	(12.6)%	(5.4)%	(8.9)%	6.4%	3.6%
Percent change in GAAP rent (3)	3.4%	5.5%	1.9%	16.3%	11.4%
Total TI & LC per square foot (4)	$52.53	$67.56	$69.13	$72.68	$60.72
Total TI & LC per sq. ft. per year of lease term (4)	$6.59	$6.64	$7.15	$6.78	$6.62

The above leasing summary is based on leases executed during the periods indicated.

(1)	Excludes properties classified as held for sale.
(2)	Changes in total square footage result from remeasurement and property dispositions.
(3)
Percent change in GAAP and cash rent is a comparison of current rent (rent before deducting any initial period free rent), including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(4)	Includes tenant improvements (TI) and leasing commissions (LC).

SAME PROPERTY LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Properties	37	37	37	37	37
Total square feet	16,710	16,710	16,710	16,635	16,635
Percentage leased	91.2%	91.3%	92.1%	92.1%	92.5%

Total Leasing Activity
Square feet	237	432	1,083	766	1,158
Lease term (years)	7.4	7.1	5.0	7.2	6.4
Starting cash rent	$27.30	$28.85	$39.01	$26.65	$32.47
Percent change in cash rent (1)	(5.8)%	1.2%	(2.5)%	6.1%	4.4%
Percent change in GAAP rent (1)	9.0%	10.3%	6.9%	16.4%	9.9%
Total TI & LC per square foot (2)	$47.06	$42.31	$26.38	$44.49	$44.24
Total TI & LC per sq. ft. per year of lease term (2)	$6.37	$5.94	$5.28	$6.20	$6.87

Renewal Leases
Square feet	46	224	839	419	812
Lease term (years)	4.9	5.7	3.4	3.8	5.1
Starting cash rent	$37.91	$25.47	$40.47	$26.52	$31.74
Percent change in cash rent (1)	14.6%	(0.6)%	(0.3)%	5.7%	3.4%
Percent change in GAAP rent (1)	24.2%	10.6%	9.0%	15.5%	8.6%
Total TI & LC per square foot (2)	$24.26	$21.10	$11.30	$16.28	$34.31
Total TI & LC per sq. ft. per year of lease term (2)	$4.93	$3.68	$3.32	$4.32	$6.67

New Leases
Square feet	191	208	244	347	346
Lease term (years)	8.0	8.6	10.4	11.3	9.5
Starting cash rent	$24.76	$32.49	$33.98	$26.80	$34.20
Percent change in cash rent (1)	(12.6)%	3.3%	(11.4)%	7.0%	8.9%
Percent change in GAAP rent (1)	3.4%	10.0%	(1.0)%	18.9%	15.5%
Total TI & LC per square foot (2)	$52.53	$65.15	$78.25	$78.53	$67.52
Total TI & LC per sq. ft. per year of lease term (2)	$6.59	$7.56	$7.49	$6.96	$7.11

The above leasing summary is based on leases executed during the periods indicated.

(1)
Percent change in GAAP and cash rent is a comparison of current rent (rent before deducting any initial period free rent), including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(2)	Includes tenant improvements (TI) and leasing commissions (LC).

OCCUPANCY AND LEASING ANALYSIS
(square feet in thousands)

Square Footage Leased - Three Months Ended September 30, 2016	Total Properties
	Square Feet	% Leased
Total Portfolio - June 30, 2016	18,678	90.3%
Less: Leased SF of Sold Properties and Properties Held for Sale	3,418	86.2%
Same Property - June 30, 2016	15,260	91.3%

Expirations	(264)	(1.5)%

Renewal Leases	46	0.3%
New Leases	191	1.1%
Total Leasing Activity	237	1.4%

Same Property - September 30, 2016	15,233	91.2%

Square Footage Leased - Nine Months Ended September 30, 2016	Total Properties
	Square Feet	% Leased
Total Portfolio - December 31, 2015	21,897	91.4%
Less: Leased SF of Sold Properties and Properties Held for Sale	6,576	89.9%
Same Property - December 31, 2015	15,321	92.1%

Net impact of remeasurements	52	(0.1)%

Expirations	(1,892)	(11.2)%

Renewal Leases	1,109	6.6%
New Leases	643	3.8%
Total Leasing Activity	1,752	10.4%

Same Property - September 30, 2016	15,233	91.2%

Total Square Feet Owned as of
September 30, 2016	June 30, 2016	December 31, 2015
16,710	20,675	23,952

CAPITAL SUMMARY
EXPENDITURES & LEASING COMMITMENTS
(dollars and square feet in thousands)

CAPITAL SUMMARY	For the Three Months Ended
EXPENDITURES	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Tenant improvements	$20,411	$19,537	$25,391	$20,874	$13,497
Leasing costs	2,292	10,609	9,765	9,858	14,166
Building improvements (1)	8,942	7,713	6,541	8,151	5,327
Total capital expenditures	$31,645	$37,859	$41,697	$38,883	$32,990

Average square feet during period (2)	19,454	22,637	23,590	24,605	27,308

Building improvements per average total sq. ft. during period	$0.46	$0.34	$0.28	$0.33	$0.20

CAPITAL SUMMARY	For the Three Months Ended
LEASING COMMITMENTS	September 30, 2016
	New Leases	Renewals	Total
Rentable square feet leased during the period	191	46	237
Total TI & LC (3)	$9,887	$1,110	$10,997
Total TI & LC per square foot (3)	$52.53	$24.26	$47.06
Weighted average lease term by square foot (years)	8.0	4.9	7.4
Total TI & LC per sq. ft. per year of lease term (3)	$6.59	$4.93	$6.37

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 1% OR MORE OF ANNUALIZED RENTAL REVENUE
As of September 30, 2016
(square feet in thousands)

	Tenant (1)	Square Feet (2)	% of Total Sq. Ft. (2)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Expedia, Inc.	427	2.8%	5.3%	3.2
2	Office Depot, Inc.	640	4.2%	4.4%	7.1
3	PNC Financial Services Group	368	2.4%	3.2%	4.7
4	Groupon, Inc. (3)	376	2.5%	3.1%	9.3
5	Flextronics International Ltd.	1,051	6.9%	2.9%	3.2
6	University of Pennsylvania Health System	267	1.8%	2.2%	9.1
7	Ballard Spahr LLP	217	1.4%	2.1%	13.4
8	RE/MAX Holdings, Inc.	248	1.6%	2.0%	11.6
9	Exelon Corporation	183	1.2%	1.8%	1.7
10	Georgetown University	240	1.6%	1.7%	3.0
11	Towers Watson & Co	251	1.6%	1.7%	3.5
12	M&T Bank Corporation	211	1.4%	1.6%	2.0
13	Wm. Wrigley Jr. Company	150	1.0%	1.5%	5.3
14	West Corporation	336	2.2%	1.4%	12.4
15	Truven Health Analytics	179	1.2%	1.3%	0.4
16	TheraCom, LLC	156	1.0%	1.2%	6.3
17	Baxalta, Inc.	260	1.7%	1.2%	11.8
18	Level 3 Communications, Inc.	95	0.6%	1.1%	9.3
19	Capital One Financial Corp.	241	1.6%	1.1%	2.3
20	The United States Government	107	1.6%	1.1%	0.9
21	ProQuest, LLC	131	0.9%	1.1%	4.6
	Total	6,134	41.2%	43.0%	5.9

(1)	Tenants located in properties classified as held for sale are excluded.
(2)
Square footage is pursuant to existing leases as of September 30, 2016 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(3)	Groupon, Inc. statistics include 207,536 square feet that are sublet from Bankers Life and Casualty Company.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of September 30, 2016
(dollars and sq. ft. in thousands)

Year	Number of Tenants Expiring	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Revenue Expiring (2)	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring
2016	42	221	1.5%	1.5%	$2,448	0.6%	0.6%
2017	88	974	6.4%	7.9%	26,180	6.9%	7.5%
2018	79	1,117	7.3%	15.2%	34,152	9.1%	16.6%
2019	89	1,269	8.3%	23.5%	31,916	8.5%	25.1%
2020	80	3,313	21.7%	45.2%	63,570	16.9%	42.0%
2021	71	1,641	10.8%	56.0%	46,947	12.4%	54.4%
2022	37	755	5.0%	61.0%	26,668	7.1%	61.5%
2023	46	1,602	10.5%	71.5%	45,963	12.2%	73.7%
2024	19	601	3.9%	75.4%	10,932	2.9%	76.6%
2025	18	729	4.8%	80.2%	20,039	5.3%	81.9%
Thereafter	44	3,011	19.8%	100.0%	68,227	18.1%	100.0%
Total	613	15,233	100.0%		$377,042	100.0%
Weighted average remaining
lease term (in years)		5.8			5.6

(1)
Square footage is pursuant to existing leases as of September 30, 2016 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2)	Excludes the Annualized Rental Revenue of space that is leased but not occupied.

PROPERTY DETAIL (1)
As of September 30, 2016
(sorted by geographic location, dollars in thousands)

Office Properties

	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired (2)	Weighted Average Year Built or Substantially Renovated (2)
1	Parkshore Plaza	Folsom	CA	4	269,281	70.3%	$3,920	$51,777	$45,494	2011	1999
2	1225 Seventeenth Street	Denver	CO	1	672,465	91.1%	23,156	156,641	131,810	2009	1982
3	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	7,379	63,610	54,163	2010	2007
4	1601 Dry Creek Drive	Longmont	CO	1	552,865	97.0%	8,761	34,305	24,510	2004	1982
5	1250 H Street, NW	Washington	DC	1	196,489	86.1%	8,005	71,734	43,983	1998	1992
6	Georgetown-Green and Harris Buildings	Washington	DC	2	240,475	100.0%	6,413	60,023	53,649	2009	2006
7	802 Delaware Avenue	Wilmington	DE	1	240,780	100.0%	4,280	43,494	19,559	1998	1986
8	6600 North Military Trail	Boca Raton	FL	3	639,830	100.0%	16,577	145,808	127,149	2011	2008
9	1200 Lakeside Drive	Bannockburn	IL	1	260,084	100.0%	4,537	70,408	56,207	2005	1999
10	600 West Chicago Avenue	Chicago	IL	2	1,511,849	98.6%	47,345	390,796	347,894	2011	2001
11	8750 Bryn Mawr Avenue	Chicago	IL	2	631,518	97.4%	16,962	92,512	78,793	2010	2005
12	109 Brookline Avenue	Boston	MA	1	285,556	99.7%	10,696	46,731	26,935	1995	1915
13	111 Market Place	Baltimore	MD	1	569,617	98.9%	12,381	77,832	51,173	2003	1990
14	25 S. Charles Street	Baltimore	MD	1	343,815	93.7%	8,717	38,504	25,107	2004	1972
15	820 W. Diamond	Gaithersburg	MD	1	134,933	88.7%	3,025	33,660	21,206	1997	1995
16	Danac Stiles Business Park	Rockville	MD	3	276,637	86.1%	7,078	65,718	45,285	2004	2002
17	East Eisenhower Parkway	Ann Arbor	MI	2	410,464	94.8%	10,558	56,181	48,339	2010	2006
18	4700 Belleview Avenue	Kansas City	MO	1	80,615	69.0%	1,061	7,144	5,922	2008	1986
19	Cherrington Corporate Center	Moon Township	PA	7	454,890	61.3%	5,996	71,925	50,060	1998; 1999	1997
20	1500 Market Street	Philadelphia	PA	1	1,773,967	91.8%	38,047	298,506	212,560	2002	1974
21	1600 Market Street	Philadelphia	PA	1	825,968	85.9%	20,629	134,648	76,236	1998	1983
22	1735 Market Street	Philadelphia	PA	1	1,290,678	66.8%	27,409	301,048	183,848	1998	1990
23	Foster Plaza	Pittsburgh	PA	8	727,365	85.4%	11,847	76,590	55,467	2005	1993
24	206 East 9th Street	Austin	TX	1	170,052	97.0%	6,291	48,827	44,252	2012	1984
25	4515 Seton Center Parkway	Austin	TX	1	117,265	99.4%	3,648	23,103	13,527	1999	1997
26	4516 Seton Center Parkway	Austin	TX	1	120,559	92.3%	2,642	24,168	13,848	1999	1985
27	Bridgepoint Square	Austin	TX	5	440,007	92.8%	12,118	89,724	50,655	1997	1995
28	Research Park	Austin	TX	4	1,110,007	98.0%	11,709	90,642	59,030	1998	1976
29	333 108th Avenue NE	Bellevue	WA	1	440,565	100.0%	20,452	153,067	128,186	2009	2008
30	600 108th Avenue NE	Bellevue	WA	1	256,829	99.3%	7,560	50,257	37,341	2004	2012
Office Properties				61	15,293,918	90.9%	$369,199	$2,869,383	$2,132,188	2004	1990

PROPERTY DETAIL (1)
As of September 30, 2016
(sorted by geographic location, dollars in thousands)

Other Properties
	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired (2)	Weighted Average Year Built or Substantially Renovated (2)
31	97 Newberry Road	East Windsor	CT	1	289,386	100.0%	$1,816	$15,350	$12,252	2006	1989
32	33 Stiles Lane	North Haven	CT	1	175,301	52.0%	633	9,793	7,488	2006	2002
33	625 Crane Street	Aurora	IL	1	103,683	100.0%	444	1,614	1,503	2007	1977
34	2250 Pilot Knob Road	Mendota Heights	MN	1	87,183	100.0%	845	6,530	3,697	1998	1995
35	411 Farwell Avenue	South St. Paul	MN	1	422,727	100.0%	1,909	16,357	12,433	2004	1970
36	6200 Glenn Carlson Drive	St. Cloud	MN	1	338,000	100.0%	2,196	15,753	13,337	2009	2013
Industrial/Flex				6	1,416,280	94.1%	$7,843	$65,397	$50,710	2006	1990

37	Cabot Business Park Land	Mansfield	MA	—	—	—%	$—	$1,033	$1,033	2003	—
Land				—	—	—%	$—	$1,033	$1,033	2003	—

Total Same Properties				67	16,710,198	91.2%	$377,042	$2,935,813	$2,183,931	2004	1990

Properties Held for Sale as of September 30, 2016 (3)
	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired (2)	Weighted Average Year Built or Substantially Renovated (2)
38	7800 Shoal Creek Boulevard	Austin	TX	4	151,917	99.7%	$3,699	$21,272	$12,952	1999	1974
Total Held for Sale				4	151,917	99.7%	$3,699	$21,272	$12,952	1999	1974

Total Portfolio				71	16,862,115	91.3%	$380,741	$2,957,085	$2,196,883	2004	1990

(1)	Excludes properties disposed prior to October 1, 2016.
(2)	Weighted average based on square feet.
(3)	All properties held for sale as of September 30, 2016, have been sold during the fourth quarter.

DISPOSED PROPERTY DETAIL (1)
(dollars in thousands)

	Property	City and State/Country		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired (2)	Weighted Average Year Built or Substantially Renovated (2)
1	Executive Park	Atlanta	GA	9	427,443	72.8%	$4,990	$44,224	$29,365	2004; 2007	1972

2	3330 N Washington Boulevard	Arlington	VA	1	55,719	15.3%	273	8,823	5,519	1998	1987

3	111 East Kilbourn Avenue	Milwaukee	WI	1	373,669	81.1%	8,169	55,105	44,577	2008	1988

	Q1 2016 Dispositions			11	856,831	72.7%	$13,432	$108,152	$79,461	2006	1980

4	633 Ahua Street	Honolulu	HI	1	93,141	81.5%	$1,808	$16,401	$12,545	2003	2006

5	1525 Locust Street	Philadelphia	PA	1	98,009	95.4%	2,337	11,208	7,024	1999	1987

6	Lakewood on the Park	Austin	TX	2	180,558	84.1%	3,516	36,872	22,371	1998	1998

7	812 San Antonio Street	Austin	TX	1	59,321	90.1%	1,662	8,684	5,587	1999	1987
8	1601 Rio Grande Street	Austin	TX	1	56,219	89.6%	1,432	8,302	5,248	1999	1985
	Subtotal Downtown Austin Portfolio			2	115,540	89.9%	3,094	16,986	10,835	1999	1986

9	Leased Land	Gonzalez	CA	7	—	—%	2,965	31,968	28,957	2010	—

10	9110 East Nichols Avenue	Centennial	CO	1	143,958	99.8%	2,433	20,326	13,711	2001	1984

11	785 Schilinger Road South	Mobile	AL	1	72,000	100.0%	1,318	11,269	9,218	2007	1998
12	401 Vine Street	Delmont	PA	1	53,980	100.0%	—	7,117	5,952	2007	1999
13	633 Frazier Drive	Franklin	TN	1	150,000	100.0%	2,402	18,980	16,187	2007	1999
14	9840 Gateway Boulevard North	El Paso	TX	1	72,000	100.0%	1,163	11,432	9,376	2007	1999
15	3003 South Expressway 281	Hidalgo	TX	1	150,000	100.0%	2,015	17,004	13,714	2007	1999
16	1331 North Center Parkway	Kennewick	WA	1	53,980	100.0%	853	9,187	7,635	2007	1999
	Subtotal Movie Theaters			6	551,960	100.0%	7,751	74,989	62,082	2007	1999

	Q2 2016 Dispositions			20	1,183,166	94.7%	$23,904	$208,750	$157,525	2003	1995

17	111 River Street (3)	Hoboken	NJ	1	566,215	100.0%	$23,440	$138,241	$115,428	2009	2002

18	128 Crews Drive	Columbia	SC	1	185,600	100.0%	639	3,747	3,205	2007	2011
19	111 Southchase Boulevard	Fountain Inn	SC	1	168,087	100.0%	829	6,164	4,564	2007	1987
20	1043 Global Avenue	Graniteville	SC	1	450,000	100.0%	1,484	16,886	13,102	2007	1998
	Subtotal South Carolina Portfolio			3	803,687	100.0%	2,952	26,797	20,871	2007	1999

21	Sky Park Centre	San Diego	CA	2	63,485	100.0%	1,429	9,833	6,385	2002	1986

22	Raintree Industrial Park	Solon	OH	12	563,182	81.2%	2,066	12,318	11,259	2004	1975

23	8701 N Mopac	Austin	TX	1	121,901	79.1%	2,290	18,814	11,907	1999	1982

24	101-115 W. Washington Street	Indianapolis	IN	1	634,058	93.9%	13,221	76,529	51,082	2005	1977
25	111 Monument Circle	Indianapolis	IN	2	1,121,764	86.6%	19,066	150,354	134,916	2012	1990
26	North Point Office Complex	Cleveland	OH	2	873,335	80.0%	15,616	125,128	100,912	2008	1988
27	100 East Wisconsin Avenue	Milwaukee	WI	1	435,067	88.2%	11,084	81,056	68,215	2010	1989
	Subtotal Midwest Portfolio			6	3,064,224	86.5%	58,987	433,067	355,125	2009	1987

	Q3 2016 Dispositions			25	5,182,694	89.5%	$91,164	$639,070	$520,975	2008	1989

Total Disposed Year-to-Date				56	7,222,691	88.4%	$128,500	$955,972	$757,961	2007	1989

(1)	Statistics for disposed properties are presented as of the quarter-ended preceding each sale.
(2)	Weighted average based on square feet.
(3)	Property sale represented a leasehold interest.

COMMON & POTENTIAL COMMON SHARES
(share amounts in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
Weighted Average Share Calculation	2016	2015	2016	2015
Weighted average EQC common shares outstanding	124,624	127,963	124,727	128,893
Weighted average restricted shares outstanding	909	776	900	803
Weighted average common shares outstanding - basic - GAAP EPS, FFO, Normalized FFO	125,533	128,739	125,627	129,386
Weighted average number of dilutive RSUs(1)	1,035	1,139	1,382	707
Weighted average common shares outstanding - diluted - GAAP EPS, FFO, & Normalized FFO	126,568	129,878	127,009	130,093

Rollforward of Share Count to September 30, 2016	Series D Preferred Shares(2)	Series E Preferred Shares(3)	EQC Common Shares(4)
Outstanding on December 31, 2015	4,915	11,000	126,350
Issuance of restricted shares, net of forfeitures	—	—	167
Repurchase of common shares	—	—	(984)
Redemption of series E preferred shares	—	(11,000)	—
Outstanding on September 30, 2016	4,915	—	125,533
Series D preferred shares convertible into common shares on September 30, 2016(2)			2,363
Common shares issuable from RSUs as measured on September 30, 2016(1)			1,035
Potential common shares as measured on September 30, 2016			128,931

(1)
As of September 30, 2016, we had granted RSUs to certain employees, officers, and the Chairman of the Board of Trustees.  The RSUs contain both service and market-based vesting components.  None of the RSUs have vested. If the market-based vesting component was measured as of September 30, 2016, and 2015, 1,035 and 1,139 common shares would be issued to the RSU holders, respectively. Using a weighted average basis, 1,035 and 1,139 common shares are reflected in diluted earnings per common share, diluted FFO per common share, and diluted Normalized FFO per common share for the three months ended September 30, 2016 and 2015, respectively, and 1,382 and 707 common shares are reflected in these measures for the nine months ended September 30, 2016 and 2015 respectively.

(2)
As of September 30, 2016, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. The series D preferred shares are anti-dilutive for GAAP EPS, FFO per common share and Normalized FFO per common share for all periods presented.

(3)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date).

(4)	EQC common shares include unvested restricted shares.

DEFINITIONS

Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of September 30, 2016, plus estimated recurring expense reimbursements; includes triple net lease rents and excludes lease value amortization, straight line rent adjustments, abated (“free”) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Consolidated Income Available for Debt Service
Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and certain items that we view as nonrecurring or impacting comparability from period to period, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
We calculate EBITDA as net income (loss) excluding 1) interest expense, 2) income tax expense, and 3) depreciation and amortization. Our calculation of Adjusted EBITDA differs from our calculation of EBITDA because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.
We consider EBITDA and Adjusted EBITDA to be appropriate measures of our operating performance, along with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to EQC common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do.
Annualized Adjusted EBITDA
Annualized Adjusted EBITDA is Adjusted EBITDA for the three months ended September 30, 2016 multiplied by four.
Enterprise Value
Enterprise value is net debt plus the market value of our preferred shares plus the market value of our common shares.
Funds from Operations (FFO) and Normalized FFO
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from NAREIT’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs.  These measures should be considered in conjunction with net income, net income attributable to

DEFINITIONS

Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs are primarily costs such as leasing commissions ("LC"'s) and related legal expenses.
Net Debt
Net debt is total debt minus cash and cash equivalents.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI, and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization, and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from July 1, 2015 through September 30, 2016. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2015 through September 30, 2016. Properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these measures to be appropriate supplemental measures to net income because they help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income, net income attributable to Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations, impairment write-downs, and currency adjustments, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Percentage Leased
Percentage leased includes: 1) space being fitted out for occupancy pursuant to existing leases and 2) space which is leased but not occupied or is being offered for sublease by tenants.
Same Properties
Our quarter-to-date same property portfolio is comprised of those properties continuously owned from July 1, 2015 through September 30, 2016. Our year-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2015 through September 30, 2016. Properties classified as held for sale within our condensed consolidated balance sheets are excluded.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.
Total Debt
Total debt is the aggregate balance of the following line items on our condensed consolidated balance sheets: revolving credit facility, senior unsecured debt, net, and mortgage notes payable, net.
Undepreciated Book Value
Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, impairment write-downs, and currency adjustments, if any.